UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23338

FS Multi-Alternative Income Fund
(Exact name of registrant as specified in charter)

201 Rouse Boulevard	19112
Philadelphia, Pennsylvania	(Zip code)
(Address of principal executive offices)

Michael C. Forman

FS Multi-Alternative Income Fund

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Item 1.    Reports to Stockholders.

(a)

The semi-annual report (the “Semi-Annual Report”) of FS Multi-Alternative Income Fund (the “Fund”) for the six months ended April 30, 2021 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Semi-annual report 2021

FS Multi-Alternative
Income Fund

FS Multi-Alternative Income Fund

Portfolio Review

The following tables summarize the portfolio composition and holdings of our investment portfolio as of April 30, 2021 (unaudited):

Portfolio composition (by fair value)
Real Estate Funds	81%
Short-Term Investments	19%
100%

Holdings (by fair value)
Blackstone Property Partners	38%
RREEF Core Plus Industrial Fund	23%
JPMorgan U.S. Real Estate Core Mezzanine Debt Fund	20%
State Street Institutional Treasury Plus Money Market Fund – Premier Class	19%
100%

FS Multi-Alternative Income Fund

Officers and Board of Trustees

Officers

MICHAEL C. FORMAN	STEPHEN S. SYPHERD
Chairman, Chief Executive Officer & President	General Counsel & Secretary

EDWARD T. GALLIVAN, JR.	JAMES F. VOLK
Chief Financial Officer & Treasurer	Chief Compliance Officer

Board of Trustees

MICHAEL C. FORMAN	BRIAN R. FORD
Chairman, Chief Executive Officer & President	Trustee
Retired Partner, Ernst & Young LLP
DAVID J. ADELMAN
Vice-Chairman	DANIEL J. HILFERTY, III
Chief Executive Officer, Campus Apartments, Inc.	Trustee
Advisor to Independence Health Group
HOLLY E. FLANAGAN	TYSON A. PRATCHER
Trustee	Trustee
Managing Director, Gabriel Investments	Managing Director, RockCreek Group

Table of Contents

FS Multi-Alternative Income Fund
Semi-Annual Report for the Six Months Ended April 30, 2021

FS Multi-Alternative Income Fund
Unaudited Consolidated Schedule of Investments
As of April 30, 2021 (in thousands, except share amounts)

Portfolio Company(a)	Industry	Number of Shares	Cost	Fair Value(b)
Real Estate Funds—80.6%
Blackstone Property Partners, LP	Real Estate	2,909	$3,950	$4,108
JPMorgan U.S. Real Estate Core Mezzanine Debt Fund	Real Estate	20,292	2,134	2,118
RREEF Core Plus Industrial Fund	Real Estate	15,525	2,016	2,455
Total Real Estate Funds			8,100	8,681

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost	Fair Value(b)
Short-Term Investments—19.4%
State Street Institutional Treasury Plus Money Market Fund - Premier Class	(c)	0.02%	2,089,045	2,089	2,089
Total Short-Term Investments				2,089	2,089
TOTAL INVESTMENTS—100.0%				$10,189	10,770
OTHER ASSETS, LESS LIABILITIES —0.0%					5
NET ASSETS—100.0%					$10,775

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Fair value is determined by the board of trustees of FS Multi-Alternative Income Fund (the “Fund”). See Notes 2 and 8 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(c)	Rate represents the seven-day yield as of April 30, 2021.

See notes to unaudited consolidated schedule of investments.

FS Multi-Alternative Income Fund
Unaudited Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

April 30, 2021
Assets
Investments, at fair value (amortized cost—$10,189)	$10,770
Reimbursement due from adviser(1)	197
Interest receivable	2
Other assets	16
Total assets	$10,985

Liabilities
Administrative services expense payable	1
Accounting and administrative fees payable	90
Professional fees payable	101
Trustees’ fees payable	9
Shareholder service fee—Class A	0
Other accrued expenses and liabilities	9
Total liabilities	$210
Net assets	$10,775

Commitments and contingencies ($1,661)(2)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$3
Capital in excess of par value	10,179
Accumulated earnings (deficit)	593
Net assets	$10,775

Class A Shares
Net Assets	$2,816
Shares Outstanding	848,659
Net Asset Value Per Share (net assets ÷ shares outstanding)	$3.32
Maximum Offering Price Per Share ($3.32 ÷ 94.25% of net asset value per share)	$3.52

Class I Shares
Net Assets	$7,959
Shares Outstanding	2,403,511
Net Asset Value Per Share (net assets ÷ shares outstanding)	$3.31

(1)	See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)	See Note 11 for a discussion of the Fund’s commitments and contingencies.

See notes to unaudited consolidated financial statements.

FS Multi-Alternative Income Fund
Unaudited Consolidated Statement of Operations
(in thousands)

Six Months Ended April 30, 2021
Investment income
Dividend income	$16
Interest income	9
Total investment income	25

Operating expenses
Management fees	204
Administrative services expenses	8
Accounting and administrative fees	90
Professional fees	101
Trustees’ fees	13
Shareholder service fee—Class A	2
Other general and administrative expenses	88
Total operating expenses	506
Less: Expense reimbursement(1)	(276)
Less: Management fee waiver(1)	(204)
Net operating expenses	26
Net investment loss	(1)

Realized and unrealized gain/loss
Net realized gain (loss) on investments	141
Net realized gain (loss) on forward foreign currency exchange contracts	(58)
Net realized gain (loss) on futures contracts	(1)
Net change in unrealized appreciation (depreciation) on investments	204
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	58
Total net realized gain (loss) and unrealized appreciation (depreciation)	344
Net increase (decrease) in net assets resulting from operations	$343

(1)	See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by FS Multi-Alternative Advisor, LLC, the Fund’s investment adviser, of management fees and certain reimbursements to which it was otherwise entitled.

See notes to unaudited consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Statements of Changes in Net Assets
(in thousands)

	Six Months Ended
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
Operations
Net investment income (loss)	$(1)	$1,349
Net realized gain (loss)	82	(2,364)
Net change in unrealized appreciation (depreciation) on investments	204	847
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	58	(77)
Net change in unrealized appreciation (depreciation) on swap contracts	—	(45)
Net change in unrealized appreciation (depreciation) on investments sold short	—	(2)
Net change in unrealized appreciation (depreciation) on futures contracts	—	(9)
Net increase (decrease) in net assets resulting from operations	343	(301)

Shareholder distributions(1)
Distributions to shareholders
Class A	(17)	(602)
Class I	(48)	(1,748)
Class L(2)	—	(1)
Class M(2)	—	(1)
Class T(2)	—	(1)
	(65)	(2,353)
Distributions representing return of capital
Class A	(7,307)	—
Class I	(20,693)	—
Class L(2)	—	—
Class M(2)	—	—
Class T(2)	—	—
	(28,000)	—
Net decrease in net assets resulting from distributions to shareholders	(28,065)	(2,353)

Capital share transactions(3)
Net increase in net assets resulting from capital share transactions	—	1,424

Total decrease in net assets	(27,722)	(1,230)
Net assets at beginning of period	38,497	39,727
Net assets at end of period	$10,775	$38,497

(1)	See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)	Effective as of July 8, 2020, the Fund terminated its Class L, M and T Shares.

(3)	See Note 3 for a discussion of the Fund’s common share transactions.

 See notes to unaudited consolidated financial statements.

FS Multi-Alternative Income Fund
Unaudited Consolidated Statement of Cash Flows
(in thousands)

Six Months Ended
April 30, 2021
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$343
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(492)
Proceeds from sales and repayments of investments	8,610
Investments in money market fund, net	20,036
Net realized (gain) loss on investments	(141)
Net change in unrealized (appreciation) depreciation on investments	(204)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(58)
Accretion of discount/amortization of premium, net	16
(Increase) decrease in receivable for investments sold	329
(Increase) decrease in reimbursement due from adviser(1)	(99)
(Increase) decrease in interest receivable	3
(Increase) decrease in prepaid expenses and other assets	10
Increase (decrease) in management fees payable	(334)
Increase (decrease) in administrative services expenses payable	(7)
Increase (decrease) in accounting and administrative fees payable	60
Increase (decrease) in professional fees payable	(12)
Increase (decrease) in trustees’ fees payable	3
Increase (decrease) in shareholder service fee—Class A	(3)
Increase (decrease) in other accrued expenses and liabilities	(8)
Net cash provided by (used in) operating activities	28,052

Cash flows from financing activities
Shareholder distributions paid	(28,065)
Net cash provided by (used in) financing activities	(28,065)
Total increase (decrease) in cash	(13)
Cash and foreign currency at beginning of period	13
Cash and foreign currency at end of period	$—

(1)	See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to unaudited consolidated financial statements.

FS Multi-Alternative Income Fund

Unaudited Consolidated Financial Highlights—Class A Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31, 2020	Year Ended October 31, 2019	Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$11.84		$12.67	$12.46	$12.50
Results of operations
Net investment income (loss)(2)	(0.00	)(3)	0.41	0.78	(0.00	)(3)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	0.11		(0.53)	(0.10)	(0.04)
Net increase (decrease) in net assets resulting from operations	0.11		(0.12)	0.68	(0.04)
Shareholder Distributions:(4)
Distributions from net investment income	(0.02)		(0.71)	(0.47)	—
Distributions representing return of capital	(8.61)		—	—	—
Net decrease in net assets resulting from shareholder distributions	(8.63)		(0.71)	(0.47)	—
Net asset value, end of period	$3.32		$11.84	$12.67	$12.46
Shares outstanding, end of period	848,659		848,659	848,659	1,600
Total return(5)	3.17	%(6)	(0.90)%	5.52%	(0.32	)%(6)

Ratio/Supplemental Data:
Net assets, end of period	$2,816		$10,050	$10,750	$20
Ratio of net investment income (loss) to average net assets(7)(8)	(0.06)%		3.37%	6.12%	(0.03)%
Ratio of total expenses to average net assets(7)	4.07%		4.54%	4.69%	3.68%
Ratio of expense reimbursement/waiver to average net assets(7)	(3.82)%		(2.45)%	(3.95)%	(1.35)%
Ratio of net expenses to average net assets(7)	0.25%		2.09%	0.74%	2.33%
Portfolio turnover rate	4	%(6)	80%	69%	2	%(6)
Total amount of senior securities outstanding exclusive of treasury securities	$—		$—	$5,293	$—
Asset coverage, per $1,000 of credit facility borrowings(9)	$—		$—	$8,506	$—
Asset coverage ratio per unit(9)	—		—	8.51	—

(1)	Per share data may be rounded in order to compute the ending net asset value per share.

See notes to unaudited consolidated financial statements.

FS Multi-Alternative Income Fund

Unaudited Consolidated Financial Highlights— Class A Shares (continued)

(in thousands, except share and per share amounts)

(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(3)	Net investment loss for the six months ended April 30, 2021 was less than $0.005 per common share.
(4)	The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.
(5)	The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.
(6)	Information presented is not annualized.
(7)	Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.
(8)	If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (3.88)%, 0.92%, 2.17% and (1.38)% for the six months ended April 30, 2021, the years ended October 31, 2020 and 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.
(9)	Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.

FS Multi-Alternative Income Fund

Unaudited Consolidated Financial Highlights— Class I Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31, 2020	Year Ended October 31, 2019	Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$11.84		$12.67	$12.46	$12.50
Results of operations
Net investment income(2)	0.00	(3)	0.42	0.86	0.00	(3)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	0.10		(0.52)	(0.15)	(0.04)
Net increase (decrease) in net assets resulting from operations	0.10		(0.10)	0.71	(0.04)
Shareholder Distributions:(4)
Distributions from net investment income	(0.02)		(0.73)	(0.50)	—
Distributions representing return of capital	(8.61)		—	—	—
Net decrease in net assets resulting from shareholder distributions	(8.63)		(0.73)	(0.50)	—
Net asset value, end of period	$3.31		$11.84	$12.67	$12.46
Shares outstanding, end of period	2,403,511		2,403,511	2,282,761	2,513,600
Total return(5)	2.95	%(6)	(0.71)%	5.78%	(0.32	)%(6)

Ratio/Supplemental Data:
Net assets, end of period	$7,959		$28,447	$28,917	$31,326
Ratio of net investment income to average net assets(7)(8)	0.01%		3.49%	6.83%	0.22%
Ratio of total expenses to average net assets(7)	4.01%		4.40%	4.34%	3.43%
Ratio of expense reimbursement/waiver to average net assets(7)	(3.82)%		(2.44)%	(4.00)%	(1.35)%
Ratio of net expenses to average net assets(7)	0.19%		1.96%	0.34%	2.08%
Portfolio turnover rate	4	%(6)	80%	69%	2	%(6)
Total amount of senior securities outstanding exclusive of treasury securities	$—		$—	$5,293	$—
Asset coverage, per $1,000 of credit facility borrowings(9)	$—		$—	$8,506	$—
Asset coverage ratio per unit(9)	—		—	8.51	—

(1)	Per share data may be rounded in order to compute the ending net asset value per share.

See notes to unaudited consolidated financial statements.

FS Multi-Alternative Income Fund

Unaudited Consolidated Financial Highlights—Class I Shares

(continued)

(in thousands, except share and per share amounts)

(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(3)	Net investment income for the six months ended April 30, 2021 was less than $0.005 per common share.
(4)	The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.
(5)	The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.
(6)	Information presented is not annualized.
(7)	Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.
(8)	If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (3.81)%, 1.05%, 2.83% and (1.13)% for the six months ended April 30, 2021, the years ended October 31, 2020 and 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.
(9)	Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Multi-Alternative Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on April 9, 2018 and commenced investment operations on September 27, 2018. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.

The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2021, the Fund has two classes of shares of beneficial interest outstanding—Class A Shares and Class I Shares (each defined below), which are substantially the same except that each class of shares has different sales charges and expenses. The Fund terminated its Class L Shares, Class M Shares and Class T Shares on July 8, 2020. Class A Shares and Class I Shares were offered at a public offering price equal to the then-current net asset value per share of the applicable class, plus, in the case of Class A Shares a sales load of up to 5.75%. Class L Shares, Class M Shares and Class T Shares were offered at a public offering price equal to the then-current net asset value per share of the applicable class, plus, in the case of Class L Shares and Class T Shares a sales load of up to 3.5%. Effective November 1, 2020, the Fund filed an entity classification election form with the Internal Revenue Service to be disregarded as a separate entity for U.S. federal income tax purposes. The Fund is no longer treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the “Code”), as a result of the election. Prior to November 1, 2020, the Fund elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”), as defined under the Code. As of April 30, 2021, the Fund had three wholly-owned subsidiaries, FS Multi Private Credit LLC, FS Multi Alternative Credit LLC and FS Multi Real Estate LLC, through which it may hold or held interests in certain portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of April 30, 2021. All intercompany transactions have been eliminated in consolidation.

The investment adviser to the Fund, FS Multi-Alternative Advisor, LLC (“FS Multi-Alternative Advisor”), oversees the management of the Fund’s activities and historically used a multi-manager, multi-strategy approach.

FS Multi-Alternative Advisor has determined to liquidate the Fund’s portfolio in accordance with the rights, powers and authority under the Fund’s declaration of trust. At a meeting held on August 19, 2020, based on such determination, and FS Multi-Alternative Advisor’s recommendation, the Board approved the liquidation of the Fund’s portfolio. As such, FS Multi-Alternative Advisor is proceeding with an orderly liquidation of the Fund’s portfolio of investments. Sales of Shares to both new and existing investors have been suspended, and will remain suspended throughout the liquidation and wind down of the Fund’s current strategy. FS Multi-Alternative Advisor is managing the Fund with the objective of maximizing current investment value while seeking to realize all investments as soon as reasonably practicable.

Prior to August 2020, the Fund’s investment objective was to provide attractive total returns, consisting primarily of current income. The Fund sought to achieve its investment objective by investing in a diversified portfolio of alternative income strategies. The Fund focused on three strategies to achieve its investment objective: Real Estate, Private Credit and Multi-Sector Credit. Historically, the Fund’s portfolio primarily consisted of a range of secured and unsecured debt obligations, structured credit, asset backed securities and real estate-related investments comprised primarily of private and public institutional real estate equity and debt funds.

GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser”), a wholly-owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), previously served as investment sub-adviser to the Fund with respect to multi-sector credit investments until December 2020, at which time the GoldenTree Sub-Adviser resigned as investment sub-adviser to the Fund in anticipation of the Fund’s pending liquidation. KKR Credit Advisors (US) LLC (“KKR Credit”) and StepStone Group Real Estate LP (“StepStone”) previously served as investment sub-advisers to the Fund with respect to private middle-market debt and equity investments and real estate-related assets, respectively, until October 2020, at which time KKR Credit and StepStone each resigned as investment sub-advisers to the Fund in anticipation of the Fund’s pending liquidation (as discussed above).

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the unaudited consolidated financial statements were issued.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund invests its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”) was offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”) was offered at NAV. Sales of Shares to both new and existing investors have been suspended. Each Class L share of beneficial interest (“Class L Share”) and Class T share of beneficial interest “Class T Share”) was offered at NAV plus the applicable sales load, while each Class M share of beneficial interest (“Class M Share”) was offered at NAV. The Fund terminated its Class L, Class M and Class T Shares on July 8, 2020. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

FS Multi-Alternative Advisor values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (the “Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Multi-Alternative Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820") defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Historically, the Fund’s portfolio primarily consisted of a range of secured and unsecured debt obligations, structured credit, asset backed securities and real estate-related investments that were comprised primarily of private and public institutional real estate equity and debt funds.

For purposes of calculating NAV, the Fund uses the following valuation methods:

●	The market value of each security listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

●	If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”), the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Multi-Alternative Advisor to be unreliable (and therefore, not readily available), FS Multi-Alternative Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Multi-Alternative Advisor.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

●	To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Multi-Alternative Advisor, under supervision of the Board, in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Multi-Alternative Advisor, under supervision of the Board, may rely upon valuations obtained from an approved independent third-party valuation firm, except for private real estate funds, which are valued at estimated NAV. With respect to these investments for which market quotations are not readily available (excluding private real estate funds), the Fund will undertake a multi-step fair valuation process each quarter, as described below:

●	Weekly and as of each quarter end, FS Multi-Alternative Advisor will review and document preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

●	Quarterly, FS Multi-Alternative Advisor will provide the audit committee of the Board with preliminary valuations for each investment;

●	The preliminary valuations will then be presented to and discussed with the audit committee of the Board;

●	The audit committee of the Board will review the preliminary valuations and FS Multi-Alternative Advisor, together with any approved independent third-party valuation service, if applicable, will respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

●	The audit committee of the Board will also be provided with the monthly valuations of each investment that had been fair valued throughout the most recently completed quarter;

●	Following its review, the audit committee of the Board will approve the fair valuation of the Fund’s investments and will recommend that the Board similarly approve the fair valuation of the Fund’s investments; and

●	The Board will discuss the valuation of the Fund’s investments and will determine the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Multi-Alternative Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

●	With respect to the Fund’s investment in private real estate funds:

●	Prior to resigning, StepStone made investment recommendations to FS Multi-Alternative Advisor with respect to private real estate funds, based on StepStone’s research and analysis, including due diligence on the underlying private real estate funds’ investments managers.

●	Private real estate funds generally calculate and report NAV per share as of each calendar quarter-end. In accordance with ASC Topic 820, the Fund has elected to apply the practical expedient to value its investments in private real estate funds using the NAV per share of each private real estate fund as reported by each fund’s investment manager. In situations where the timing of a private real estate fund’s NAV reporting does not align to the Fund’s reporting periods, the Fund will estimate such fund’s NAV per share based on changes in proprietary indices, expected returns based on historical performance, and/or other acceptable methods as approved by the Board and in accordance with ASC Topic 820.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

●	Subsequent to StepStone’s resignation, FS Multi-Alternative Advisor began employing an ongoing due diligence process with respect to monitoring and assessing the value of the overall real estate market, which FS Multi-Alternative Advisor utilizes in assessing the reliability of the NAV per share reported by the private real estate funds each quarter. FS Multi-Alternative Advisor monitors any changes in the overall value of the real estate market since the calculation date of the most recently reported NAV. The Fund utilizes this information and considers all relevant factors to determine whether the estimated NAV per share used as a practical expedient continues to be appropriate.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, FS Multi-Alternative Advisor, under supervision of the Board, may use any approved independent third-party pricing or valuation services; provided that FS Multi-Alternative Advisor, under supervision of the Board, shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Multi-Alternative Advisor, under supervision of the Board, shall retain the discretion to use any relevant data, including information obtained by FS Multi-Alternative Advisor, any investment sub-adviser or from any approved independent third-party valuation or pricing service, that FS Multi-Alternative Advisor, under supervision of the Board, deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Multi-Alternative Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, will be valued at fair value. FS Multi-Alternative Advisor, under supervision of the Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or non-recurring costs related to an acquisition, recapitalization, restructuring or other related items.

FS Multi-Alternative Advisor, any approved independent third party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Multi-Alternative Advisor, any approved independent third party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the company relative to comparable firms, as well as such other factors as FS Multi-Alternative Advisor, under supervision of the Board, and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value. Publicly traded securities that carry certain restrictions on sale will typically be valued at a discount from the public market values of the securities, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Multi-Alternative Advisor, under supervision of the Board, in consultation with any approved independent third party valuation service, if applicable.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Futures contracts traded on exchanges typically will be valued daily at their last sale price. Swaps (other than centrally cleared) typically will be valued at their prices obtained from an independent third party and are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by brokers/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts, futures contracts and swaps will not be recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts, futures contracts and swaps will be recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss).

The Board is responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Multi-Alternative Advisor, and has authorized FS Multi-Alternative Advisor to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Multi-Alternative Advisor’s implementation of the Fund’s valuation process.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund records dividend income and distributions on the ex-date. Distributions received from real estate fund investments generally are comprised of ordinary income and return of capital. The Fund records investment income and return of capital based on estimates of such distributions using historical information. These estimates may subsequently be revised based on the information received from the real estate funds after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized as interest income, using the effective interest method, over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs primarily include third-party expenses incurred in marketing the Fund’s common shares. Franklin Square Holdings, L.P. (which does business as FS Investments), the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, has agreed to assume any organization and offering costs incurred by it or its affiliates and will not seek reimbursement of such costs (see Note 4).

Income Taxes: Effective November 1, 2020, the Fund filed an entity classification election form with the Internal Revenue Service to be disregarded as a separate entity for U.S. federal income tax purposes. The Fund is no longer treated as a RIC under Subchapter M of the Code as a result of the election. Prior to November 1, 2020, the Fund elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund was required to, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund did not have to pay corporate-level U.S. federal income taxes on any income that it distributed to its shareholders. The Fund made distributions in an amount sufficient to maintain its RIC status and to avoid any U.S. federal income taxes on income so distributed. The Fund was also subject to nondeductible U.S. federal excise taxes if it did not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the six months ended April 30, 2021, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s unaudited consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Interest Rate Futures Contracts: The Fund enters into interest rate futures contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, changes in interest rates (interest rate risk). An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Interest rate futures contracts, when used by the Fund, help to manage the overall exposure to rising interest rates.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund enters into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.

Cross-currency Swaps: The Fund enters into cross-currency swaps to gain or mitigate exposure on foreign currency exchange rate risk. Cross-currency swaps are contracts in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate.

Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may pay ordinary or special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the six months ended April 30, 2021 and the year ended October 31, 2020:

	For the Six Months Ended April 30, 2021 (Unaudited)		For the Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Proceeds from Issuance of Shares	—	$—	—	$—

Class I Shares
Proceeds from Issuance of Shares	—	$—	119,935	$1,472
Reinvestment of Distributions	—	—	815	9
Total Gross Proceeds	—	—	120,750	1,481

Class L Shares(1)
Share Repurchase Program	—	$—	(1,600)	$(19)

Class M Shares(1)
Share Repurchase Program	—	$—	(1,600)	$(19)

Class T Shares(1)
Share Repurchase Program	—	$—	(1,600)	$(19)
Net Proceeds to the Fund	—	$—	115,950	$1,424

(1) Effective as of July 8, 2020, the Fund terminated its Class L, M and T Shares.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.

During the six months ended April 30, 2021, there were no repurchases of Fund shares.

Distribution Plan

The Fund, with respect to its Class L, Class M and Class T Shares, was authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities included marketing and other activities to support the distribution of the Class L, Class M and Class T Shares. The distribution plan was terminated on July 8, 2020 when the Fund terminated its Class L, Class M, and Class T Shares. The plan operated in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund paid a distribution fee at an annual rate of 0.25% of average daily net assets attributable to the applicable share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund.

Shareholder Service Expenses

The Fund adopted a shareholder services plan with respect to its Class A, Class L and Class T Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Multi-Alternative Advisor may reasonably request. The shareholder services plan was amended on July 8, 2020 to remove references to Class L and Class T Shares when the Fund terminated such shares. Under the shareholder services plan, the Fund may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A Shares. Prior to the termination of Class L and Class T Shares, the Fund was permitted to incur expenses on an annual basis of up to 0.25% of its average daily net assets attributable to Class L and Class T Shares, respectively. For the six months ended April 30, 2021, Class A Shares incurred shareholder service fees of $2.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions

Compensation of the Investment Adviser, the Sub-Advisers and their Affiliates

Pursuant to the amended and restated investment advisory agreement (the “Investment Advisory Agreement”), dated as of July 26, 2019, by and between the Fund and FS Multi-Alternative Advisor, FS Multi-Alternative Advisor is entitled to a management fee in consideration of the advisory services provided by FS Multi-Alternative Advisor to the Fund. FS Multi-Alternative Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund. The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period (the “Management Fee”). Pursuant to a letter agreement (the “Letter Agreement”) dated as of December 24, 2018, between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed, for the fiscal quarter ended January 31, 2019, to waive the Management Fee to which it was entitled under the Investment Advisory Agreement so that the fee received equaled 0.00% of the Fund’s average daily gross assets during the fiscal quarter. By subsequent letter agreements, FS Multi-Alternative Advisor extended the terms of the Letter Agreement through the fiscal quarters ended April 30, 2019, July 31, 2019, October 31, 2019, January 31, 2020 and April 30, 2020. FS Multi-Alternative Advisor agreed, for the fiscal quarters ended January 31, 2021 and April 30, 2021, to waive the entire amount of the management fee to which it is entitled under the Investment Advisory Agreement so that the fee received equals 0.00% of the Fund’s average daily gross assets.

Prior to the resignation of the GoldenTree Sub-Adviser, KKR Credit and StepStone, as discussed above (each, a “Former Sub-Adviser”), each Former Sub-Adviser was entitled to receive a portfolio management fee with respect to the assets that it managed, which was also generally paid by FS Multi-Alternative Advisor out of the Management Fee. FS Multi-Alternative Advisor paid each Former Sub-Adviser the portfolio management fees to which they were entitled pursuant to the applicable investment sub-advisory agreements during any period in which FS Multi-Alternative Advisor was waiving the Management Fee pursuant to the Letter Agreement.

Pursuant to an amended and restated administration agreement (the “Administration Agreement”), dated as of July 26, 2019, by and between the Fund and FS Multi-Alternative Advisor, the Fund reimburses FS Multi-Alternative Advisor and, previously, the Former Sub-Advisers, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and the Former Sub-Advisers providing administrative services to the Fund on behalf of FS Multi-Alternative Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Multi-Alternative Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Multi-Alternative Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Multi-Alternative Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.

The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Multi-Alternative Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to FS Multi-Alternative Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Multi-Alternative Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Multi-Alternative Advisor.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Reimbursements of administrative expenses to FS Multi-Alternative Advisor are subject to the Expense Limitation (defined below), and are ultimately subject to the limitations contained in the Expense Limitation Agreement.

FS Multi-Alternative Advisor may be reimbursed for the administrative services performed by it on behalf of the Fund. In addition, previously, a Former Sub-Adviser could be reimbursed for certain operating and administration expenses that it incurs on behalf of the Fund (“Sub-Adviser Expenses”), subject to certain limitations. To the extent such expenses are “ordinary operating expenses,” such amounts are included in, and are not in addition to, the Fund’s Expense Limitation (defined below). Under the Administration Agreement, the reimbursement of administrative expenses is subject to certain limitations, including that (1) such costs are reasonably allocated by FS Multi-Alternative Advisor to the Fund on the basis of assets, revenues, time allocations and/or other methods; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Multi-Alternative Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Multi-Alternative Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Multi-Alternative Advisor or the Sub-Advisers, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

Pursuant to the Letter Agreement, FS Multi-Alternative Advisor also agreed, for the fiscal quarter ended January 31, 2019, to assume all of the Fund’s “ordinary operating expenses” (or to cause its affiliates to assume such expenses). By subsequent letter agreements, FS Multi-Alternative Advisor extended the terms of the Letter Agreement through the fiscal quarters ended April 30, 2019, July 31, 2019, October 31, 2019, January 31, 2020 and April 30, 2020. FS Multi-Alternative Advisor agreed, for the fiscal quarters ended January 31, 2021 and April 30, 2021, to assume all of the Fund’s “ordinary operating expenses” (or to cause its affiliates to assume such expenses).

FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, has agreed to assume the Fund’s organization and offering costs and will not seek reimbursement of such costs.

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the six months ended April 30, 2021:

Related Party	Source Agreement	Description	Amount
FS Multi-Alternative Advisor	Investment Advisory Agreement	Management Fee(1)	$ —
FS Multi-Alternative Advisor	Administration Agreement	Administrative Services Expenses(2)	$ 8

(1)	FS Multi-Alternative Advisor agreed for the fiscal quarters ended January 31, 2021 and April 30, 2021, to waive the entire amount of the management fee to which it was entitled under the Investment Advisory Agreement so that the fee received equaled 0.00% of the Fund’s average daily gross assets. The management fee amount shown in the table above is net of the management fee waiver of $204. As of April 30, 2021, no management fees were payable to FS Multi-Alternative Advisor.
(2)	FS Multi-Alternative Advisor agreed to assume all of the Fund’s ordinary operating expenses (or to cause its affiliates to assume such expenses) during the six months ended April 30, 2021. During the six months ended April 30, 2021, all of the accrued administrative services expenses related to third-party expenses.

Capital Contributions by FS Investments

In May 2018, pursuant to a private placement, Michael C. Forman, a principal of FS Multi-Alternative Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

In September 2018, pursuant to private placements, FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, purchased $31,320 of Class I Shares and $20 of each of Class A Shares, Class L Shares, Class M Shares and Class T Shares. In March 2019, April 2019 and June 2019, pursuant to private placements, FS Investments (or its affiliates) purchased $800 of Class I Shares, $40 of Class I Shares and $6,800 of Class A Shares, respectively. In September 2019, November 2019, December 2019 and March 2020, an affiliate of FS Investments purchased $200, $615, $525 and $332, respectively, of Class I Shares in the Fund’s public offering. In June 2020, $19 of each of Class L Shares, Class M Shares and Class T Shares held by FS Investments (or one of its affiliates) were repurchased pursuant to the Fund’s share repurchase program. As of April 30, 2021, individuals and entities affiliated with FS Multi-Alternative Advisor held 3,252,170 Shares valued at approximately $10,741 based on the respective NAV per Share on such date. As a result, FS Investments and its affiliates may own a significant percentage of the Fund’s outstanding Shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for Shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases Shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that FS Investments will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders.

Expense Limitation Agreement

Pursuant to the amended and restated expense limitation agreement (the “Expense Limitation Agreement”), dated as of July 26, 2019, by and between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of FS Multi-Alternative Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Multi-Alternative Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Multi-Alternative Advisor reimbursed or waived the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Multi-Alternative Advisor. The Expense Limitation Agreement may not be terminated by FS Multi-Alternative Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses, as described in the Expense Limitation Agreement. As described above, to the extent that any Sub-Adviser Expenses were “ordinary operating expenses,” such amounts were included in, and are not in addition to, the Expense Limitation.

Pursuant to the Letter Agreement, FS Multi-Alternative Advisor agreed for the fiscal quarters ending January 31, 2019, April 30, 2019, July 31, 2019, October 31, 2019, January 31, 2020 and April 30, 2020 to, among other things, assume all of the Fund’s “ordinary operating expenses” (as defined above) (or to cause its affiliates to assume such expenses). FS Multi-Alternative Advisor agreed, for the fiscal quarters ended January 31, 2021 and April 30, 2021, to assume all of the Fund’s “ordinary operating expenses” (or to cause its affiliates to assume such expenses).

The specific amount of expenses waivable and/or payable by FS Multi-Alternative Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Multi-Alternative Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.

During the six months ended April 30, 2021, the Fund accrued $276 of expense reimbursements from the investment adviser that FS Investments has agreed to pay.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions

During the six months ended April 30, 2021, the Fund declared and paid gross distributions in the amount of $8.63 per share in the total amount of $28,065. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

The aggregate cost of the Fund’s investments and the accumulated earnings (deficit) for U.S. federal income tax purposes each totaled $0 as of April 30, 2021. The Fund filed an entity classification form with the Internal Revenue Service to be disregarded as a separate entity for U.S. federal income tax purposes effective November 1, 2020. Therefore, for tax purposes, the Fund had a deemed liquidation effective October 31, 2020, and the Fund’s sole owner, rather than the Fund, is treated as holding the Fund’s assets. The Fund will no longer be treated as a RIC under Subchapter M of the Code as a result of the election.

Note 6. Financial Instruments

As described in Note 1 above, on August 19, 2020, the Board approved a liquidation of the Fund’s portfolio. The Fund’s investment objective and strategy have changed to allow for the orderly liquidation of the Fund’s portfolio. Prior to August 19, 2020 and during the period covered by this report, the following describes the financial instruments of the Fund.

The Fund trades in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options, among others, and involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency exchange contracts and cross-currency swaps to gain or reduce exposure to foreign currencies and interest rate futures contracts and/or interest rate swaps to gain or reduce exposure to fluctuations in interest rates.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and, in some cases, are used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.

Cross-currency swaps are contracts in which cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate. Periodic payments are made between the parties based on benchmark rates plus a spread, if applicable, in the two currencies.

Each cross-currency swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency swaps contains the risk that the value of a cross-currency swap changes unfavorably due to movements in the value of the referenced foreign currencies, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. The Fund invests in interest rate futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge interest rate risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost In addition, the Fund takes long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk.

Upon entering into an interest rate futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Cash deposited as initial margin receivable is shown as collateral held at the broker in the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as receivable (or payable) for variation margin on open futures in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Risks of entering into interest rate futures contracts include interest rate risk and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of April 30, 2021:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Real Estate Funds	$8,100	$8,681	81%
Short-Term Investments	2,089	2,089	19%
Total	$10,189	$10,770	100%

(1) Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

The following is the strategy and liquidity terms of the investments that are measured at estimated NAV per share as a practical expedient. As of April 30, 2021, there were no unfunded commitments related to these investments.

Real Estate Funds	Investment Strategy	Fair Value	Redemption Notice Period for Quarterly Redemptions	Redemption Restrictions Terms
Blackstone Property Partners	Open-end core-plus fund that acquires large, high quality, substantially stabilized assets targeting industrial, multifamily, office, and retail assets focusing on gateway cities in the U.S. and Canada.	$4,108	No later than 90 calendar days prior to the last day of the calendar quarter	New investors have their capital locked up through two years and a quarter after the date the limited partner’s units were issued.
JPMorgan U.S. Real Estate Core Mezzanine Debt Fund	Open-end real estate fund focused on originating mezzanine loans against high quality, stabilized office, retail, industrial and multifamily assets in primary and secondary markets in the United States. The Fund’s investments are expected to comprise fixed rate, floating rate and construction loans on build-to-core opportunities.	2,118	No later than 2 months prior to the last day of the calendar quarter	New investors have their capital locked up through two years and a quarter after the drawdown date on which an investor has made its last capital contribution with respect to such investor’s commitment.
RREEF Core Plus Industrial Fund	Open-end commingled fund seeking to invest in a geographically-diversified portfolio of industrial real estate across the US. The fund consists predominantly of large-bay, single tenant, bulk distribution warehouses that provide stable cash flows and predictability, as well as a smaller exposure to smaller-bay, multi-tenant fulfillment properties and ground-up developments that provide value-add optionality and upside.	2,455	No later than 2 months prior to the last day of the fiscal quarter	New investors have their capital locked up through two years and two months after the date the limited partner’s units were issued. If the fund is unable to fully satisfy all redemption requests, partial redemptions may be made on a pro-rata basis in proportion to the total number of units held by each limited partner that has formally submitted a redemption request, regardless of when the requests were received.
		$8,681

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

As of April 30, 2021, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

Purchases and sales of securities during the six months ended April 30, 2021, other than short-term securities and U.S. government obligations, were $492 and $8,610, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of April 30, 2021, the Fund’s investments were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Short-Term Investments	$2,089	—	—	$2,089
Real Estate Funds	—	—	—	8,681
Total Investments	$2,089	—	—	$10,770

Prior to the Board’s approval of the liquidation of the Fund’s portfolio, the Fund’s investments consisted primarily of debt securities that were traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments daily by using the mid-point of the prevailing bid and ask prices from dealers, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments and futures that are traded on an active public market are valued daily at their closing price. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. In accordance with ASC 820, private real estate funds are measured at estimated NAV as a practical expedient and are not included in the fair value hierarchy.

The Fund periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation policy.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements

BNP Facility

On November 19, 2020, FS Multi Alternative Credit LLC (“Alternative Credit”), a wholly-owned subsidiary of the Fund, terminated its committed facility arrangement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”), which Alternative Credit originally entered into on October 9, 2018. Prior to its termination, borrowings under the Société Générale Facility accrued interest at the rate of three-month LIBOR (subject to a 0% floor) plus a spread of either (i) prior to March 27, 2020, if certain minimum asset liquidity requirements were satisfied, 2.15% per annum, or (ii) otherwise, 2.25% per annum. The BNP Facility provided for borrowings in U.S. dollars and certain agreed upon foreign currencies. Alternative Credit was able to borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledge collateral provided sufficient coverage for such additional borrowings. Alternative Credit was also able to borrow on a committed basis up to an aggregate principal amount equal to the average outstanding borrowings over the past ten business days.

Prior to its termination, borrowings under the BNP Facility accrued interest at the rate of one-month London Interbank Offered Rate (“LIBOR”) (or the relevant reference rate for any foreign currency borrowings) plus 1.00% per annum.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

REIT and Real Estate Risk: Investing in companies that invest in real estate exposes the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. Real estate investment trusts (“REITs”) are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and other real estate investment vehicles, such as ETFs, index funds, closed-end funds, mutual funds and unregistered investment funds (together with REITs, “Real Estate Investment Vehicles”), involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

Real Estate Investment Vehicles are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. When the Fund invests in Real Estate Investment Vehicles, it will bear its proportionate share of the costs of the Real Estate Investment Vehicles’ operations. Real Estate Investment Vehicles are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. Real Estate Investment Vehicles also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because Real Estate Investment Vehicles typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Pandemic Risk: The spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including , at times, stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a shareholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

The Fund and its investment adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes have been implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The full effect of efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

Investments in Cash, Cash-Equivalent Investments or Money Market Funds: In connection with the liquidation of the Fund’s portfolio, the Fund will invest in cash, cash-equivalent investments or money market funds in order to implement the liquidation plan and allow for the orderly liquidation of the Fund’s portfolio. Although the assumption of cash positions may assist in the preservation of capital, it may also impact overall investment return. Cash investment practices of the Fund may be expected, therefore, to affect total investment performance of the Fund. Although a money market fund seeks to preserve a $1.00 per share net asset value, it cannot guarantee it will do so. The sponsor of a money market fund has no legal obligation to provide financial support to the money market fund and investors in money market funds should not expect that the sponsor will provide support to a money market fund at any time.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Multi-Alternative Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Multi-Alternative Advisor, the Former Sub-Advisers and their respective affiliates (including FS Investments) resulting from the expense limitation agreement.

Note 12. Subsequent Events

On June 15, 2021, the Board authorized and directed the officers of the Fund to deregister the Fund and its Shares under the 1940 Act, including without limitation, the filing of an application with the SEC under Section 8(f) of the 1940 Act requesting an order that the Fund has ceased to be an investment company.

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Multi-Alternative Advisor, the Fund’s investment adviser. In addition, FS Multi-Alternative Advisor had delegated the responsibilities of voting and administering proxies received by the Fund to KKR Credit, an investment sub-advisor to the Fund, and the GoldenTree Sub-Adviser, an investment sub-adviser to the Fund, with respect to the allocated portion of the Fund’s assets managed by each such sub-adviser, which delegation of responsibilities terminated upon each sub-adviser’s respective resignation. Shareholders may obtain a copy of the proxy voting policies and procedures of FS Multi-Alternative Advisor upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Multi-Alternative Advisor, KKR Credit (prior to KKR Credit’s resignation as investment sub-adviser to the Fund in October 2020) and the GoldenTree Sub-Adviser voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

www.fsinvestments.com	SAR21-MAI
© 2021 FS Investments	QES

Item 1. Reports to Stockholders.

(b)	Not applicable to this semi-annual report on Form N-CSR.

Item 2. Code of Ethics.

Not applicable to this semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report on Form N-CSR.

Item 6. Investments.

(a)	The Fund’s unaudited consolidated schedule of investments as of April 30, 2021 is included as part of the Semi-Annual Report included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this semi-annual report on Form N-CSR.

(b)	As of the date of filing of this semi-annual report on Form N-CSR, there has been no change in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Fund’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this semi-annual report on Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s board of trustees during the period covered by this semi-annual report on Form N- CSR.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to this semi-annual report on Form N-CSR.

(b)	Not applicable to this semi-annual report on Form N-CSR.

Item 13. Exhibits.

(a)(1)	Not applicable to this semi-annual report on Form N-CSR.

(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Multi-Alternative Income Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: June 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: June 29, 2021

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: June 29, 2021